Exhibit 10.1

’227300000000000031436600069028106022025’ PROMISSORY NOTE Officer Account call / coil Loan No Loan Date Maturity Principal EPH 4a / 184 8314366 06 - 02 - 2025 06 - 02 - 2026 $2,000,000.00 References in the boxes above are for Lender's use only and ‹Jo not limit the apolicability of this document to any particular loan c Any item above containing ” "**" has been omitted due to text length limitations. Borrower: Olonox Corp. 1773 Westborough Dr Katy, TX 77494 Lender: PROSPERITY BANK Congress Banking Center 900 Congress Ave Austin, TX 78701 - 2437 Principal Amount: $2,000,000.00 Date of Note: Jun PROMISE TO PAY . Olenox Corp . ("Borrower") promises to pay to PROSPERITY BANK ("Lender"), or order, in lawful money of the I of America, the principal amount of Two Million & 00 / 100 Dollars ( $ 2 , 000 , 00 0 . 00 ) or so much as may be outstanding, together wit time unpaid outstanding principal balance of each advance, calculated as described in the ”INTEREST CALCULATION METHOD" par an interest rate of 5 . 000% . Interest shall be calculated from the date of each advance until repayment of each advance or maturit occurs first . The interest rate may change under the terms and conditions of the "INTEREST AFTER DEFAU LT" section . CHOICE OF USURY CEILING AND INTEREST RATE . The interest rate on this Nole has been implemented under the "Quarterl referred to in Section 303 . 006 of lhe Texas Finance Code . PAYMENT . Borrower will pay this loan in full immediately upon Lender's demand . If no demand is made, Borrower will pay thi • payment of all outstanding principal plus all accrued unpaid interest on June 2 , 2026 . In addition, Borrower will pay regular montt of all accrued unpaid interest due as of each payment date, beginning July 2 , 2025 , with all subsequent interest payments to b‹ same day of each month after that . Unless otherwise agreed or required by applicable law, payments will be applied first to any ac' interest ; then to principal ; then to any escrow or reserve account payments as required under any mortgage, deed of trust, or o instrument or security agreement securing this Note ; then to any late charges ; and then to any unpaid collection costs . Notwith! other provision of this Note, Lender will not charge interest on any undisbursed loan proceeds . No scheduled payment, whether o interest or both, will be due unless sufficient loan funds have been disbursed by the scheduled payment date to justify the payment . INTEREST CALCULATION METHOD . Interest on this Note is computed on a 365 / 360 basis ; that is, by applying the ratio of the over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principi outstanding, unless such calculation would result in a usurious rate, in which case interest shall be calculated on a per diem basis 365 or 366 days, as the case may be . All interest payable under this Note is computed using this method . RECEIPT OF PAYMENTS . All l›ayments must be made in U . S . dollars and must be received by Lender at : PROSPERITY BANK P O Box 869105 Plano, TX 75086 - 9 105 All payments must be received by Lender consistent with thy written pa ymenI instructions provided by Lender . I f a paymen t is ma‹ with Lender's payment instructions but received after 4 : O 0 PM C . S . T . on a business day, Lender will credit Borrower's payment business day . PREPAYMENT. Borrower may pay without penalty all or a portion of lhe amount owed ear|ier than it is due. Prepayment in full sh payment of the remaining unpaid principal balance together with all accrued and unpaid interest and all otL \ er amounts, costs and which Borrower is responsible under this Note or any other agreement with Lender pertaining to this loan, and in no event will Born required to pay any unearned interest. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrowe to continue to make payments of accrued unpaid inlerest. RallJer, early payments will reduce the principal ba|ance due. Borrower , send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender n without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender communications concerning disputed amounts, including any check or other payment instrument that indicates that the paymen "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed am‹ mailed or delivered to: PROSPERITY BANK, P 0 Box 0 69105, Plano, TX 75086 - 9105. LATE CHARGE . I f a payment is 10 days or more late , Borrower will be charged 5 . 00 0 % o f the unpaid portio n of the regular payment . INTEREST AFTER DEFAULT . Upon default, incIudi/Jg failure to pay upon final maturity, the interest rate on this Note shall be 18 . 000% . However, in no event will the interest rate exceed the maximum inleresl rate limitations under applicable law . DEFAULT . Each of the following shall constitute an event of defaulI ("Event of Default") under this Note : Payment Default . Borrower fails to make any payment when due under lh is Note . Other Defaults . Borrower fails to comply with or to perform any other terns, obligation, covenant or condition contained in th any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any oth‹ between Lender anc! Borrower . False Statements . Any warranty, representation or statement made or furnished to LenJer by Borrower or on Borrower's behi Note or the related documents is false or misled ding in any material respect, either now or at the time made or furnished or bi or misleading at any time lhereafler . Insolvency . The dissolution or terminrztion ‹If Borrower's existence as a going business, the insolvency of Borrower, the app‹ receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor worl commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower . Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceedi‹ repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral secur This incNdes a garnishment of any of Borrower‘s accounts, including deposit accounts, with Lender. However, this Event of not apply if there is a gooJ faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of th forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lenc a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being reserve or bond for the dispute. Change In Ownership. Ajqy change in ownership of twenty - five percent (25%) or more of the common stock of Borrower. Adverse Change . A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of performance of this Note is impaired . Events Affecting Guarantor . Any of the preceding evenIs occurs wi(h respect to any Guarantor of any of the indebted Guarantor dies or becomes incompetent, or revoke s or disputes the validity of, or liability under, any guaranty of the i evidenced by this Note . Cure Provisions . If any default, other than a default i payment, is curahle and if Borrower has not been given a notice of a I same provision of this Noie wi thin the preceding twelve (12) months, it may be cured if Borrower, after Lender sends writt Borrower demanding cure of such default : (1) cr res the defa‹Jll within lwenty (20) days ; or (2) if the cure requires more (20) days, immediately initiates steps which Lender duems ml Lender's sole discretion to be sufficient to cure the default ai continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical . LENDER'S RIGHTS . Upon default, Lender may declare the entire indebtedness, including the unpaid principal balance under I accrued unpaid interest, and all other amounts, cosls and expenses for which Borrower is responsible under this Note or any othi with Lender pertaining to this loan, immediately due, without notice, and then Borrower will pay that amount . ATTORNEYS' FEES; EXPENSES. Lender may hire an attorney to help collect lhis Note if Borrower does not pay, and Borrower will reasonable attorneys' fees. Borrower also will pay Lender all other amounts Lender actually incurs as court costs, lawful fe recording, releasing to any public office any instrument securing this NoIe; the reasonable cost actually expended for reposses' preparing for sale, and selling any security; and fees for noting a lien on or transferring a certificate of title to any motor vehicl

Loan No: 831 4366 PROMISSORY NOTE (Continued) security for this Note, or premiums or identifiaI›Ie charges received in connection with the sale of”authorized insura”nce. ” " " "“" "" GOVERNING LAW. This Note will be governed by federal law applicable to Lender and, to the extent not preeinpted by federal law, the laws of the State of Texas without regard to its conflic ts of law provi slons. This Note has been accepted by Lender in the State of Texas. CHOICE OF VENUE. If there is a lawsuit, and if the transactiuiJ evldenced by this Note occurred in Harris Coun(y, Borrower agrees upon Lender's request to submit to the jurisdiction of lhe courts of Harris County, Slate of Texas. DISHONORED CHECK CHARGE. Borrower will pay a processing fee of $30.00 if any check given by Borrower to Lender as a payment on this loan is dishonored. RIGHT OF SETOFF . To the extenl permitted by applica £ Ie law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account) . This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future . However, this does not include any IRA or Keogh accounts . or any trust accounts for which setoff would be prohibited by law . Borrower authorizes Lender, to the extent permitted Gy applicable Iaw, lo charge or setoff all sums owing on the indebtedness against any and all such accounts . COLLATERAL . Borrower acknowledges this Note is secured by the following collateral described in the security instrument listed herein : (A) an Assignment of Deposit Account d‹ 4 ted June 2 , 2025 made and execUted between Safe and Green Holdings Corp and Lender on collateral described as a certificate of deposit . LINE OF CREDIT . This Note evidences a revolving line of credit . Advances under this Note may be requested either orally or in writing by Borrower or as provided in this paragraph . Lender may, but need n‹›t, require that all oral requests be confirmed in writing . All communications, inslructions, or directions by telephone or otherwise lo Lender are to be directed Io Lender's office shown above . The following person or persons are authorized to request advances and authorize payments under the line of credil until Lender receives from Borrower, at Lender's address shown above, written nolice of revocation of such authority : Michael D . McLaren, Director/CEO/President of Olenox Corp . Borrower agrees to be liable for all sums either : (A) advanceJ in accordance with the instructions of an authorized person or (B) credited to any of Borrower's accounts wilh Lender . The unpaid principal balance owing on lhis Note at any time may be evidenced by endorsements on this Nole or by Lender's internal records, including daily computer print - outs . Lender will have no obligation to advance funds under this Note if : (A) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note ; (B) Borrower or any guarantor ceases doing business or is insolvent ; (C) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender : or (D) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender . This revolving line of credit shall not be subject to Ch . 346 of time Texas Finance Code . LINE OF CREDIT COVENANTS . For as long as this line of credit is in effect or I/we owe you money for advances made in accordance with the line of credit, I/we will do the following : a. maintain books and records of my operations relating to the need for this line of credit; b. permit you or any of your representatives to inspect and/or copy these records; c. provide to you any documentation requested fry you which support the reason for making any advance under this line of credit; d. permit you to mal‹e any advance payable to lfJe seller (or se|ler and me) of any items being purchased with that advance. FINANCIAL STATEMENTS . Borrower sha]] furnish Irony time to lime to Lender, upon Lender's request, copies of balance sheets of Borrower (and any guarantors) and copies of statements of income and cash flow of Borrower (and any guarantors), covering such periods of time and containing such reasonable detail as Lender shall reasonably request, and stating changes in the financial position of Borrower for the same periods and which are confirmed by Borrower (and guarantors respectively) as being true, whole, accurate and without material omission . Without limitation, all such financial statements shall be up ¢ lated not later than one year following the date of the prior financial statements delivered to Lender, and, with respect to non - audited statements, delivered to Lender within 30 days of the date thereof ; and, with respect to audited statements, delivered to Lender within 90 days of the date thereof . SUCCESSOR INTERESTS . The terms of this Note shall be bincting upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and ils successors and assigns . GENERAL PROVISIONS . This Note is payable on demand . The inclusion of specific default provisions or rights of Lender shall not preclude Lender's right to declare payment of this Nole on its demand . NOTICE : UnrJer no circumstances (and notwithstanding any other provisions of this Note) shall the interest charged, collected, or contracted for nn this Note exceed the maximum rate permitted by law . Tile term "maximum rate permitted by law" as used in this Note means the greater of (a) the maximum rate of interest permitted under federal or other law applicable lo the indebtedness evidenced by this Nole, or (b) lhe higher . as of the date of this Noie, of the "Weekly Ceiling" or the "Quarterly Ceiling" as referred to in Sections 303 . 002 , 303 . 003 and 303 . 006 of the Texas Finance Code . If any part of this Note cannot be enforced, this fact will not affect the rest of the Note . Borrower does not agree or intend to pay, and Lender does not agree or intend to contract for, charge, col|ect, take, reserve cr receive (collectively referred to herein as "charge or collect"), any amount in the nature of interest or in the nature of a fee for lhis loan, which would in any way or event (including demand, prepayment, or acceleration) cause Lender to charge or collect more for lhis loan than the maximum Lender would be permitted to charge or collect by federal law or the law of the State of Texas (as applicable) . Any such excess interest or unauthorized fee shall, instead of anything stated to the contrary, be applied first to reduce the principal balance of this loan, and when the principal has been paid in full, be refunded to Borrower . The right to accelerate maturity of sums due under this Note does not include the right to accelerate any interest which Inas not otherwise accrued on the date of such acceleration, and Lender does not intend to charge or collect any unearned inlerest in the event of acceleration . All sums paid or agreed to be paid to Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of the loan evidenced by this Nole until payment in full so that the rate or amount of interest on account of the loan evidenced hereby does not exceed the applicable usury ceiling . Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them . Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, nolice of dishonor, notice of intent to accelerate \ he maturity of this Note, and notice of acceleration of the maturity of this Note . Upon any change in flue terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorscr, shall be released from liability . All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral ; or impair, fail to realize upon or perfect Lender's security interes \ in the collateral without the consent of or notice to anyone . All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than lhe party with whole the modification is made . The obligations under this Note are joint and several . PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE. BORROWER AGREES TO THE TERMS OF THE NOTE. BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE. BORRQWER: QLENQX CORP. Page 2 By:I 6/3/2025 Michael D. McLaren, DirectorlCEO/President of Olenox Corp.

Loan No: 8314366 LENDER: PROSPERITY BANK g 6/3/Z02S Elliot Hopper, Senior Vice President PROMISSORY NOTE (Continued) Page 3

Borrower: Guarantor: ..........,.,.... ...................... ...... - .. IllllllllllllllIlIlIlllllllIllIllIllIIIllIIl(IIlI'IllIllIllllIllllIllllllllIIIIIllIIIIlliIlIIIlIlIllll!llIlIllIIlälllI1llIllI lII llIIIIll "24220O0O00O0O0O83143660O069O28106O22O25" COMMERCIAL GUARANTY 1773 Westborough Dr Katy, TX 77494 Michael O. McLaren 1773 Westborough Dr. Katy, TX 77494 Lender: PROSPSRITY BANł't Congress Benklng Center 900 Congress Ave Austłn, TX 78701•2437 CONTINUING GUARANTEE OF PAYMENT AND PERFORMANCE . For good and valuable consideration . Guaranior absolutely and ur guarantees full and punctual payment and satisfaction of Ihe Indebtedness of Borrower to Lender, and the performance and dis Borrower's obligations under the Nole and Ihe Related Documents . This is a guaronly of payment and perfomance and not of c Lender can enforce this Guaranty against Guarantor even when Lende‹ has not exhausted Lender's remedies against anyone else pay the indebtedness o‹ against any collateral securing the indebtedness . this Guaranty or any other guaranty of the indebtednes* will make any payments io Lender or its order, on demand . in legal tender of the United States of America, in same<Iay funds . witht deduction or counterclaim, and will otherwise perform Borrower's obligations under the Note and Related Documents . Under lh Guarantor's liability is unlimited and Guarantor's obligations are continuing . INDEBTEDNESS. The word "indebtedness" as used in this Guaranty means all of the principal amount outslan4ing from time to lim one or more times, accrued unpaid interest thereon and all collection costs and legal expenses related thereto permitted by I* reasonable attorneys' fees, arising from any and all debts. liabilities and obligations of every nature or form, now existing o‹ hereaf acquired, that Borrower individually or collectively or intetchan 9 eahty with others. owes or will owe Lender. "Indebtedness" inclu limiiation. loans, advances, debts, overdraft indebtedness. credit card indebtedness, lease obligations, liabilities and obligation interest rate protection agreements or foreign currency exchange agreements or commodity price protection agreements, other obl liabilities of Borrower, and any present or future judgments against Borrower, future advances, loans or transaclions that renew, exl refinance, consolidate or substitute these debls, liabilities and obligations whether: voluntarily or involuntarily incurred; due or to be their terms or acceleration; absolute or contingent; liquidated o‹ unliquidated; deIe‹mined or undetermined; direct or indirect secondary in nature or arising from a guaranty or surely; secured or unsecured; joint or several or joint and several; evidenced by a non - negotiable instrument or writing; originated by Lender or another or others; barred or unenforceable against Borrower foi whatsoever; for any transactions that may be voidable for any reason (such as infancy, insanity, ultra vires or otherwise); and oñ reduced or extinguished and then afterwards increased or reinstatod. However. "Indebtedness" shall nol include any IiaDililies an under any agreement regulated as a "swap" by the Commodity Exchange Act, as amended, unless otherwise agreed in writing. If Lender presently holds one or more guaranties, or hereafter ‹eceives additional gua‹anlies from Guarantor, Lender's rights under ‹ shall be cumulative . This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such olhe Guarantor‘s liability will be Guarantors aggregate liability under the terms of this Guaranty and any such olher unterminated guaranl CONTINUING GUARANTY. THIS IS A "CONTINUING GUARANTY" UNOER WHICH GUARANTOR AGREES TO GUARANTEE THI PUNCTUAL PAYMENT. PERFORI \ 4ANCE AND SATISFACTION OF THE INDEBTEONESS OF BORROWER TO LENDER, NOW E HEREAFTER ARISING OR ACOUIRED, ON AN OPEN AND CONTINUING BASIS. ACCOROINGLY, ANY PAYMENTS MAt INOEBTEONESS WIŁL NOT OISCHARGE OR DIMINISH GUARANTOR'S OBLIGATIONS AND LIABIŁITY UNDER THIS GUARANT REMAINING AND SUCCEEOING INOEBTEDNESS EVEN WHEN ALL OR PART OF THE OUTSTANOING INDEBTEDNESS MAY BALANCE FROM TIME TO TiME. DURATION OF GUARANTY. This Guaranty will take effect \ •hen received by Lender without the necessity of any acceptance by L‹ notice to Guarantor or to Borrower, and will continue in full forco until all the Indebtedness incurred or contracted before receipt any notice of revocation shall have been fully and finally paid and satisfied and all of Guarantor‘s other obligations under this Guarar been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so In writing. Guarantor's writt• revocation must be mailed to Lender. by certified mail, at Lender‘s address listed above or such other place as Lender may designa Written revocation of this Guaranty will apply only to new Indebtedness created after actual receipt by Lender of Guarantor‘s writte and Lender‘s written acknowledgment of receipt. For this purpose and without limitation, the term "new Indebtedness* does no Indebtedness which at the time of notice of revocation is con(ingenI, unliquidated, undetermined or not due and which later becon liquidated, determined or due. For this purpose and withoul limitation, *new indebtedness" does not indude all or pan of the Indet is: incurred by Borrower prior to revocation, incurred under a commitment that became binding before revocation; any renewals substitutions, and modifications of the Indebtodness. This Guaranty shall bind Guarantor's eslate as to Ihe Indebtedness created and afler Guarantor’s death or incapacity, regardless of Lender's aclual nolice of Guarantor's death. Subject to the foregoing, executor or administrator or other legal representative may terminate this Guaranty in the same mannei in which Guarantor terminated it aod wilh tne same effect. Release of any olher guarantor or termination of any other guaranty of the Indebtedness sh the IiabiIi(y of Guarantor under this Guaranty. A revocation Lender receives from any one or more Guarantors shall not affect the li remaining Guarantors under this Guaranty. It is anticipated !hat Ouctuations may occur in the aggregate amount of the Indebtednes this Guaranty, and Guarantor specifically acknowledges and agreos that reductions in the amount of the Indebtedness, even to (50.00), shell not constitute a termination of this Guaranty. This Guaranty is binding upon Guarantor and Guarantor's heirs, euc assigns so long as any of the Indebtodness remains unpaid and oven though tlte Indebtedness may from time to time be zero dollars GUARANTOR'S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, either before or afler any revocation hereof, with‹ demand and without lessening or otherwise affecting Guaranlor's liability under this Guaranty, from time (a time: (A) prior to revo forth above, to make one or more additional secured or unsecured loans to Borrower, to lease equipment or olher goods to I otherwise Io extend additional credit to Borrower; (B) to alter, compromise, renew, extend. accelerate, or otherwise change one o the time for payment or other terms of Ihe Indebtedness or any pan of Iho Indebtedness. including increases and decreases o interest on the Indebtedness: extensions may be repeated end may be for longer than the original loan term; (C) to take and hole the payment of this Guaranty or Ihe Indebtedness. and exchange, enforce, waive, subordinate, fail or decide not to perfect, and such security, with or without Ihe substitution of new collateral; (O) to release, subslilute, agree not to sue. or deal with any on Borrower's sureties, endorsers, or other guarantors on ony lerms or in any manner Lender may choose, (E) to determine how, wh application of payments and credits shall be made on Ihe Indebtedness; (F) to apply such security and direct ihe order or mE thereof, including without limilalion, any nonju0i‹:iaI sale pern›iIted fry Ihe lerms of the controlling security agreement or deed of Iru in its discretion may determine; (G) to sell, transfer, assign ^‹ 9‹ anl participations in all or any part of the Indebtedness: and (H) transfer this Guaran(y in whole or in part. GUARANTOR'S REPRESENTATIONS ANO WARRANTIES . Cuaran \ or represents and warrants io Lender thai (A) no repre* agreements of any kind have been made to Guarantor whict› would limit or qualify in any way lhe tems of this Guaranty, (B) thi • executed at Borrower‘s request and not at the request of Lender . (C) Guarantor has full power, right and authority to enler into IF (D) the provisions of this Guaranty do not conflict wilh or r‹•sult in a default under any agreement or other instrument binding up‹ and do not result in a violation of any law. regulation, courl decree or order applicable to Guarantor: (E) Guarantor has not and will the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, łransfer, or otherwise dispose of ali or subsI‹ Guarantor's assets, or any interesu łherein; (F) upon Lender's request, Guaranlor will provide to Lender financial and credil inform acceptable to Lender, and ali such financial information which currenlly has been, and aI1 future financial information which will bf Łender is and will be Irue and correct in ali materiol respecls and fairly present Guarantor's financial condition as of Ihe dates informalion is provided: (G) no materiał adverse change has occurred in Guaranlor's financial condition since the date of the financial słatements provided to Łender and no evenl has orcurred which may materialły adversely affect Guarantor's financial c‹ no litigaiion, daim, investigation, administrative proceeding or similar aclion (including those for unpaid taxes) against Guarantor i threatened, (I) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (J) Guarantor ha• adequate means of obtaining from Borrower on a continuing basis information regarding Borrower‘s financial condition. Guaranl keep adequately informed from such means of any (acts. events. or circumstances which might in any w8y affect Guarantor's fisl Guaranty, and Guarantor further ag‹ees that, absenl a request for information. Lender shall have no obligation to disclose lo Gu information or documents acquired by Lender in Ihe course of ils relationship with Borrower. GUARANTOR'S WAIVERS. Except as prohihiled by applicable law, Guarantor waives any right to require Lender (A) to com money or to extend other credit lo Borrower; (B) to mako any presenlmenl, protest, demand, or notice of any l‹ind, induding r nonpayment of the indebtedness or of any nonpayment related to any collateral, or notice of any aclion or nonaction on the part Lender, any surety, endorser, or other guarantor i‹› connection with the Indebtedness o‹ in connection with the creation of new loans or obligations; (C) to resort for payment or lo proceed directly or at once against any person, including Borrower or any oth‹ (D) to proceed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person:

DocuSign Envelope ID: BF2999A9-3795-4E2B-00D5-F79C074CDD09

COMMERCIAL GUARANTY
(Continued) Page 2

notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code; (F) to pursue any other remedy within Lender's power; or (G) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.

Guarantor waives all rights of Guarantor under Chapter 43 of the Texas Civil Practice and Remedies Code. Guarantor also waives any and all rights or defenses based on suretyship or impairment of collateral including, but not limited to, any rights or defenses arising by reason of (A) any "one action" or "anti-deficiency" law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender's commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (B) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor's subrogation rights or Guarantor's rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Indebtedness; (C) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower's liability from any cause whatsoever, other than payment in full in legal tender, of the Indebtedness; (D) any right to claim discharge of the Indebtedness on the basis of unjustified impairment of any collateral for the Indebtedness; (E) any statute of limitations, if at any time any action or suit brought by Lender against Guarantor is commenced, there is outstanding Indebtedness which is not barred by any applicable statute of limitations; or (F) any defenses given to guarantors at law or in equity other than actual payment and performance of the Indebtedness. If payment is made by Borrower, whether voluntarily or otherwise, or by any third party, on the Indebtedness and thereafter Lender is forced to remit the amount of that payment to Borrower's trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the Indebtedness shall be considered unpaid for the purpose of the enforcement of this Guaranty.

Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both.

GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Guarantor's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Guarantor holds jointly with someone else and all accounts Guarantor may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Guarantor authorizes Lender, to the extent permitted by applicable law, to hold these funds if there is a default, and Lender may apply the funds in these accounts to pay what Guarantor owes under the terms of this Guaranty.

SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR. Guarantor agrees that the Indebtedness, whether now existing or hereafter created, shall be superior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender is hereby authorized, in the name of Guarantor, from time to time to file financing statements and continuation statements and to execute documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

Amendments. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys' Fees; Expenses. Guarantor agrees to pay upon demand all of Lender's costs and expenses, including Lender's reasonable attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may hire or pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's reasonable attorneys' fees and legal expenses whether or not there is a lawsuit, including Lender's reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty.

Governing Law. This Guaranty will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Texas without regard to its conflicts of law provisions.

Choice of Venue. If there is a lawsuit, and if the transaction evidenced by this Guaranty occurred in Harris County, Guarantor agrees upon Lender's request to submit to the jurisdiction of the courts of Harris County, State of Texas.

Integration. Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor's attorney with respect to this Guaranty; the Guaranty fully reflects Guarantor's intentions and parol evidence is not required to interpret the terms of this Guaranty. Guarantor hereby indemnifies and holds Lender harmless from all losses, claims, damages, and costs (including Lender's attorneys' fees) suffered or incurred by Lender as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph.

Interpretation. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower" and "Guarantor" respectively shall mean all and any one or more of them. The words "Guarantor," "Borrower," and "Lender" include the heirs, successors, assigns, and transferees of each of them. If a court finds that any provision of this Guaranty is not valid or should not be enforced, that fact by itself will not mean that the rest of this Guaranty will not be valid or enforced. Therefore, a court will enforce the rest of the provisions of this Guaranty even if a provision of this Guaranty may be found to be invalid or unenforceable. If any one or more of Borrower or Guarantor are corporations, partnerships, limited liability companies, or similar entities, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, managers, or other agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

Notices. Any notice required to be given under this Guaranty shall be given in writing, and, except for revocation notices by Guarantor, shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Guaranty. All revocation notices by Guarantor shall be in writing and shall be effective upon delivery to Lender as provided in the section of this Guaranty entitled "DURATION OF GUARANTY." Any party may change its address for notices under this Guaranty by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address. Unless otherwise provided or required by law, if there is more than one Guarantor, any notice given by Lender to any Guarantor is deemed to be notice given to all Guarantors.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Successors and Assigns. Subject to any limitations stated in this Guaranty on transfer of Guarantor's interest, this Guaranty shall be

COMMERCIAL GUARANTY (Continued) Page 3 binding upon and inure to the benefit of the parties, their successors and assigns . GUARANTOR'S FINANCIAL STATEMENTS . Guarantor agrees to furnish Lender copies of financial statements and tax returns upon request . DEFINITIONS . The following capitalized words and terms shall have the following meanings when used in this Guaranty . Unless specifically statec! to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America . Words and terms used in the singular shall include lhe plural, and the plural shall include the singular, as the context may require . Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such ten›Js in the Uniform Commercial Code : Borrower. The word "Borrower" means O|enox Corp. and includes all co - signers and co - makers signing the Note and all their successors and assigns. Guarantor. The word "Guaranlor" means everyone signing this Guaranty, including without limitation Michael D. McLaren, and in each case, any signer's successors and assigns. Guaranty. The word "Guaranty" means this guaranty from Guarantor la Lender. lndebtednes s. The word "Indebtedness" means Borrower's iiJdebtednes s to Lender as more particularly described in this Guaranty. Lender. The word "Lender" means PROSPERITY BANK, its s‹icces sors and assigns. Note . The word "Note" means and includes without limitation all of Borrower's promissory notes and/or credit agreements evidencing Borrower's loan obligations in favor of Len ¢ ler, together with aI| renewa|s of, extensions of, modifications of, refinancings of, consolidations of and substitutions for promissory notes or credit agreements . Related Documents . The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreemelJts, mortgages, deeds of trust, securily deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness . EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS . IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY" . NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE . THIS GUARANTY IS DATED JUNE 2 , 2025 . GUARANTOR: 6/3/202F Michael D. McLaren

I ' I *22860000000000083 1436600069028106022025” DISBURSEMENT REQUEST AND AUTHORIZATION Officer Account caii / coll Loan No Loan Date Maturity Principal EPH 4a / 184 8314366 06 - 02 - 2025 06 - 02 - 2026 $2,000,000.00 References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan c Any item above containing "“*“" has been omitted due to text length limitations. Borrower: Olenox Corp. 1773 Westborough Dr Katy, TX 77494 Lender: PnosPeRlTY BANK Congress Banking Center 900 Congress Ave Austin, TX 78701 - 2437 LOAN TYPE. This is a non - precomputed Fixed Rate (5.fJ00%) Nondisclosable Revolving Line of Credit Loan to a Corporation for $2 due on demand and , if loo demand, on June 2, 2026. PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for: @ Personal, Family or Household Purposes. @ Pers onal Investment. @ Business, Agricultural and All Other. SPECIFIC PURPOSE. The specific purpose of this loan is: Revolving Line of Credit for General Operating, Short Term and Business I DISB URSEMENT INSTRUCTION S. Borrower understands tha t no loan proceeds will be disbursed until all of Lender's conditions fo loan have been satisfied. Please disburse the loan proceeds of $2,000,000.00 as follows: Undisbursed Funds: $2,000,000.00 Note Principal: $2,000,000.00 CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges: Prepaid Finance Charges Paid in Cash: Other Charges Paid in Cash: 82.00 SOS Fee $1 5,000.00 Origination Fee Total Ch arg e s Paid in Ca sh: $0.00 $15,002.00 $15,002.00 AUTOMATIC PAYMENTS . Borrower hereby authorizes Lenr!er automatically to deduct from Borrower's Demand Deposi( - Check numbered! 224201723 , the amount of any loan payment . If the funds in the account are insufficient to cover any payment, Lendei obligated to advance funds to cover lhe payment . At any time and (or any reason, Borrower or Lender may voluntarily terminal Payments . AUTHORIZATION TO DEBIT FEES . Borrower hereby authorizes Lender to deducl from Borrower's Checking or Savings acc‹ 224201278 , the amount of any accrued in terest ; lale char 9 es ; clow Fl payments ; or loan fees due as stated herein . FINANCIAL CONDIT!ON . BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN B FINANCIAL CONDITION AS DIS CLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER . THIS AUTHOI DATED JUNE 2 , 2025 . BORROWER: OLENOX CORP. Michael D. McLaren, Director/CEO/President of Olenox Corp.

’236000000000000831436600069028J06022025’ ASSIGNMENT OF DEPOSIT ACCOUNT Officer Account call / Coll Loan No Loan Date Maturity Principal EPH 4a / 184 8314366 06 - 02 - 2025 06 - 02 - 2026 $2,000,000.00 References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan c Any item above containing "**”" has been omitted due la text length limitations. Borrower: Grantor: Olenox Corp. 1773 Westborough Dr Katy, TX 77494 Safe and Green Holdings Corp 1773 Westborougl› Dr Katy, TX 77494 Lender: PROSPERITY BANK Congress Banking Center 900 Congress Ave Austn, TX 78701 2437 THIS ASSIGNMENT OF DEPOSIT ACCOUNT dated June 2 , 2025 , is made and executed among Safe and Green Holdings Corp Olenox Corp . ("Borrower") ; and PROSPERITY BANK ("Lender”) . ASSIGNMENT . For valuable consideration, Grantor assigns and grants to Lender a security interest in the Collateral, including withi lhe deposit account(s) described below, to secLlre lhe ]ndebtedness and agrees that Lender shall have the rights stated in this Agr respect to the Collateral, in addition to all other rights which Lender may have by law . COLLATERAL DESCRIPTION . The word "Collateral" means the following described deposit account(s) ("Account") : CD Account Number 760000724 with Lender wi(h an approximate balance of $ 2 , 000 , 000 . 00 together with (A) al] interest, whether now accrued or hereafter accruing ; (B) all additional deposits hereafter made to the Acco‹ and alt proceeds from the Account : and (D) all renewals, replacements and substitutions for any of the foregoing . In addition, the word "Collateral" includes all of Grantor's property (however owned if owned by more than one person or entity) possession (or in the possession of a third parfy subject to Lender's control), whether existing now or later and whether tangible or character, including without limitation each and all of the following : (A) All property to which Lender acquires title or documents of title. (B) All property assigned to Lender. (C) All promissory notes, bills of exchange, stock certificates, bonds, savings passbooks, time certificates of deposit, insura and all other instruments and evidences of an obligation, (D) All records relating to any of the property described in this Collateral section, whether in the form of writing, microfilm, n electronic media. CROSS - COLLATERALIZATION. In addition to the Note, this Agreement secures all obligations, debts and liabilities, plus interes either Grantor or Borrower to Lender, or any cm or more of them, as well as all claims by Lender against Borrower and Grantor c more of them, whether now existing or hereafter arising, whether related or unrelated to the purpose of the Note, whether otherwise, whether due or not due, direct or indirect, determined or undetermined, absolute or contingent, liquidated or unliquida Borrower or Grantor may be liable individually or jointly with others, whether obligated as guarantor, surety, accommodation party ‹ However, this Agreement shall not secure, and the "Indebtedness" shall not include, any obligations arising under Subchapter* Chapter 342 of the Texas Finance Code, ns amended. BORROWER'S WAIVERS AND RESPONSIBILITIES . Excepl as otherwise required under this Agreement or by applicable law, (/ agrees that Lender need not tell Borrower about any action or inaction Lender takes in connection with this Agreement ; (B) Borro the responsibility for being and keeping informed about the Collateral ; and (C) Borrower waives any defenses that may arise be‹ action or inaction of Lender, including without limitation any failure of Lender to realize upon the Collateral or any delay by Lendl upon the Collateral ; and Borrower agrees to remain liable under the Note no matter what action Lender takes or fails to tak Agreement . GRANTOR'S REPRESENTATIONS AND WARRANTIES. Granlor warrants that: (A) tI1is Agreement is executed at Borrower's req at the request of Lender; (B) Grantor has the full righl, power and authority to enter into this Agreement and to pledge the Collates (C) Grantor has established adequate means of obtaining from Borrower on a continuing basis information about Borrower's financ and (D) Lender has made no representation to Grantor about Borrower or Borrower's creditworthiness. GRANTOR'S WAIVERS. Grantor waives all requirements of presentment, protest, demand, and notice of dishonor or non - payment or Grantor, or any other party to the Indebtedness or the Collateral. Lender may do any of the following with respect to any obIi‹ Borrower, without first obtaining the consent of Grantor: (A) graflt any extension of lime for any payment, (B) grant any renewal any modification of payment terms or other terms, or (D) exchange or release any Collateral or other security. No such act or shall affect Lender's rights against Grantor or the Collateral. RIGHT OF SETOFF. To the extent permitted by app|icabIe law, Lender reserves a right of setoff in all Grantor's accounts with Len checking, savings, or some other accounI). This includes all accounts Grantor holds jointly with someone else and all accounts open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be ] law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtednes* and all such accounts. GRANTOI3'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. With respect to the Collateral, Grant‹ and promises to Lender that : Ownership . Grantor is the lawful owner of the Collateral free and clear of all loans, liens, encumbrances, and claims except as and accepted by Lender in writing . Right to Grant Security Interest . Grantor has the full right . power, and authority to enter into this Agreement and to assign the Lender . No Prior Assignment . Grantor has nol previously granted a security interest in the Collateral to any other creditor . No Further Transfer . Grantor shall not se||, assign, encumber, or otherwise dispose of any of Grantor's rights in the Collatei provided in this Agreement . No Defaults . There are no defaults relating to lhe Collatera|, and fhere are no offsets or counterclaims to the same . Gr . everything required of Grantor under the ter Ans, conditions, promises . and agreements contained in or relating to the Collateral . Proceeds . Any and all replacement or renewal certificates, instruments, or other Benefits or proceeds related to the Collat received by Grantor shall be held by Grantor in trUst for Lender and immediately shall be delivered by Grantor to Lender to be of the Collateral . Validity; Binding Effect. accordance with its terms. Financing Statements . Grantor authorizes Lender to file a UCC financing statement, or alternatively, a copy of this Agreeme Lender's security interest . At Lender's request, Granlor additionally agrees to sign all other documents that are necessar protect, and continue Lender's security interest in the Property . Grantor will pay all filing fees, title transfer fees . and other fe involved unless prohibited Dy law or unless Lender is required by law to pay such fees and costs . Grantor irrevocably appoir execute documents necessary to transfer title if there is a default . Lender may file a copy of this Agreement as a financing stat LENDER'S RIGHTS AND OBLIGATIONS WITH RESPECT TO THE COLLATERAL. While this Agreement is in effect, Lender may ret‹ to possession of the Collateral, together with any and all evidence of the Collateral, such as certificates or passbooks. This Ag remain in effect unfit (a) there no longer is any Indebtedness owing to Lender; (b) all olher ob|igations secured by this Agreemei fulfilled; and (c) Grantor, in writing, has requested from Lender a release of Ihis Agreement. LENDER'S EXPENDITURES. If any action or proceeding is commenced lhat would materially affect Lender's interest in the C‹ This Agreement is binding upon Grantor and Grantor's successors and assigns and is legally ei

Loan No: 8314366 ASSIGNMENT OF DEPOSIT ACCOUNT (Continued) Grantor fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Grantor's failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Agreement or any Related Documents, Lender on Grantor's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or payilng all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, maintaining and preserving the Collatera| . All such expenditures paid by Lender for such purposes will then bear interest at the Note rate from lhe date paid by Lender to the date of repayment by Grantor . To the extent permitted by applicable law, all such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand ; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy ; or (2) the remaining term of the Nole ; or (G) be treated as a balloon payment which will be due and payable at the Note's maturlty . The Agreement also will secure payment of these amounts . Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon lhe occurrence of any Event of Default . LIMITATIONS ON OBLIGATIONS OF LENDER . Lender shall use ordinary reasonable care in the physical preservation and custody of any certificate or pas sbook for the Collateral but shall have no other obligation to protect the Collateral or its value . In particular, but without limitation, Lender shall have no responsibility (A) for the collection or protection of any income on the Collateral ; (B) for the preservation of rights against issuers of the Collateral or against third persons ; (C) for ascertaining any maturities, conversions, exchanges, offers, tenders, or similar matters relating to the Collateral ; nor (D) for informing lhe Grantor about any of the above, whether or not Lender has or is deemed to have knowledge of such matters . DEFAULT . Each of the following shall constitute an Event of Default under this Agreement : Payment Default . Borrower fails to make any payment when due under the Indebtedness . Other Defaults . Borrower or Grantor fails to comply with or to perform any other lerm, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or lo comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower or Granlor . False Statements . Any warranty, representation or statement made or furnished to Lender by Borrower or Grantor or on Borrower's or Grantor's behalf, or made by Guarantor, or any otf \ er guarantor, endorser, surety, or accommodation party, under this Agreement or the Related Documents in connection with the obtaining of the Indebtedness evidenced by the Note or any security document directly or indirectly securing repayment of the Note is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter . Defective Collateralization . This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason . Insolvency . The dissolution or termination of Borrower's or Grantor's existence as a going business, the insolvency of Borrower or Grantor, the appointment of a receiver for any part of Borrower's or Granlor's property, any assignment for the benefit of creditors, any type of cre‹Iitor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower or Grantor . Creditor or Forfeiture Proceedings . Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self - help, repossession or any other method, by any creditor of Borrower or Grantor or by any governmental agency against any collateral securing the Indebtedness . This includes a garnishmenl of any of Borrower‘s or Grantor's accounts, including deposit accounts, wit h Lender . However, this Eyent o f Default shall not apply if there is a good faith dispute by Borrower or Grantor as to the validity or reasonableness of the claim which is the basis o f the creditor or forfeiture proceeding and if Borrower or Grantor gives Lender writte n notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, i n an amount determined by Lender, in its sole discretion, as beinp an adequate reserve or bond for the dispute . Execution ; Attachment . Any execution or attachment is levied against the Collateral, and such execution or attachment is not set aside, discharged or stayed within thirty (30) days after the same is levied . Change in zonIng or Publlc Restriction . Any change in any zoning ordinance or regulation or any other public restriction is enacted, adopted or implemented, (hat limits or defines the uses which may be wade of the Collateral such that the present or intended use of the Collateral, as specified in the Related Documents, won Id be in violation of such zoning ordinance or regulation or public restriction, as changed . Default Under Other Lien Documents . A defaulI occurs under any other mortgage, deed of trust or security agreement covering all or any portion of the Collateral . Judgment . Unless adequately covered by insurance in the opinion of Lender, the enlry of a final judgment for the payment of money involving more than ten thousand dollars ( $ 10 , 000 . 00 ) against Borrower or Gran for and the failure by Borrower or Grantor to discharge the same, or cause it to be discharged, or bonded off to Lender's satisfaction, within thirty (30) days from the date of the order, decree or process under which or pursuant to which such judgment was entered . Adverse Change . A material adverse change occurs in Borrower's or Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired . Events Affecting Guarantor . Any of the preceding events occurs with respect to any Guarantor, or any other guarantor, endorser, surety, or accommodation party of any of the Indebtedness or Guarantor, or any other guarantor, endorser, surety, or accommodation party dies or becomes incompetent or revokes or disputes the validity of, or liability under, any Guaranty of lhe Indebtedness . Cure Provisions . If any default, other than a default in paylrent, is curable and if Grantor has not been given a notice of a breach of the same provision of this Agreement within the preceding twelve (12) months, it may be cured if Grantor, after Lender sends written notice to Borrower demanding cure of such default : (1) cures the default within twenty (20) days ; or (2) if the cure requires more than twenty (20) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical . RIGHTS 4 N 0 REMEDIES ON DEFAULT . Upon lhe occurrence of an Event of Default, or at any time thereafter, Lender may exercise any one or more of the following rights and remedies, in addition to any rigf \ ls or remedies (hat may be available at law, in equity, or otherwise : Accelerate Indebtedness . Lender may declare all Indebtedness of Borrower to Lender immediately due and payable, without notice of any kind to Borrower or Grantor . Application of Account Proceeds . Lender may take directly all funds in the Account and apply them to the Indebtedness . If the Account is subject to all early withdrawal penalty, that penalty shall be deducted from the Account before its application to the Indebtedness, whether the Account is with Lender or some olher institution . Any excass funds remaining after application of the Account proceeds to the Indebtedness will be paid to Borrower or Grantor as the interests of Borrower or Grai 4 lor may appear . Borrower agrees, to the extent permitted by law, to pay any deficiency after applicalion of the proceeds of lhe Account to the Indebtedness . Lender also shall have all the rights of a secured party under the Texas Uniform Commercial Code, even if the Account is not otherwise subject to such Code concerning security interests, and the parties to this Agreement agree that the provisions of the Code giving rights to a secured party shall nonetheless be a part of this Agreement . Transfer Title . Lender may effect transfer of title upon sale of al| or part of the Collateral . For this purpose, Grantor irrevocably appoints Lender as Grantor's attorney - in - fact to execute endorsements, assignments and instruments in the name of Grantor and each of them (if more than one) as shall be necessary or reasonab|e . Other Rights and Remedies . Lender shall have and may exercise any or all of the rights and remedies of a secured creditor under the provisions of the Texas Uniform Commercial Code, at law, in equit y, or otherwise . Deficiency Judgment . I f permitted by applicable law, Lender may obtain a judgment for any deficiency remaining in the Indebtedness due to Lender after applica 1 ion of all amounts received from the exercise of the rights provided i n this section . Election of Remedies . Except as may be prohil›ited by applicable law, all of Lender's rights and remedies, whe(her evidenced by this Agreement or by any other writing, shall be cumtJlative and may be exercised singularly or concurrently . Election by Lender to pursue any remedy shall nol exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and exercise its remedies . Cumulative Remedles . All of Lender's rights and remedies, whether evidenced by this Agreement or by any otnet writing, shall be cumulative and may be exercised singularly or concurrently . Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies . MISCELLANEOUS PROVISIONS . The following miscellaneous provisions are a part of this Agreement : Amendments . This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties Page 2

Loan No: 8314366 ASSIGNMENT OF DEPOSIT ACCOUNT (Continued) Page 3 as to the matters set (orth in this Agreement . No alteration of of amendment to this Agreement shall be eflectiva unless given in writing and signed by the party or parties sought Io be charged or bound by the alteration or amendment . Attorneys' Fees ; Expenses . Grantor agrees to pay upon demand all o f Lender's costs and expenses, including Lender's reesonable attorneys' fees and Lender's legal expenses, incurred in conneclion wilh the enforcement o f this Agreement . Lender may hire or Pay someone else lo help enforce this Agreement, and Grantor shall pay the cosis and expenses o f such enforcement . Costs and expenses indude Lender's reasonable attorneys' fees and legal expenses whether or not there is a lawsuit , including Lender‘s reasonable attorneys' fees and legal expenses fo‹ bankruptcy proceedings (including efforts to modify or vacate any automatic slay or in)uncIion) . appeals, and any anticipated post - judgment collection services . Grantor also shall pay all court costs and such additional fees as may be directed by the court . Caption Headings . Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement . Governing Law . This Agreement will be governed 6 y foderal law applicable to Lender and, to the extent not preempted by federał ław, the jywy pf the State o( Texas without tegard to Its conflicts of law provisions . Thls Agreement has been accepłed by Lender in the Słate of Texas . choice of Venue . If there is a lawsuit, a‹ 1 d if the transaction evidenced by this Agreement occurred in Nanis County, Grantor agrees upon Lender's request to submit to lhe jurisdiction o f the courts of Harris County, State o f Texas . Joint and Several Liability . All obligations of Borrower and Grantor under lhis Agreement shall be joint and several, and all references to Grantor shall mean each and every Grantor, and all references to Borrower shall mean each and every Borrower . This means that each Borrower and Grantor signing below is responsible for all obligations in this Agreement . Where any one or more of Ihe parties is a corporation . partnership, limited liability company or sin \ ila‹ entity, it is not necessary for Lender to inquire into the powers of any of the officers, directors, partners . members, or olher agents acting or purporting lo act on the entity's behalf, and any obligations made or created in reliance upon Ihe professed exercise of such powers shall be guaranteed under lhis Agreement . Non 4 lablllty of Lender . The relationship between Borrower and Grantor and Lender created by this Agreement is strictly a debtor and creditor relationship and not fiduciary in nature . nor is Ihe relationship to be construed as creating any partnership or joint venture between tender and Borrower artd Grantor . Borrower aod Grantor ate enetcising 8 owowet’s and Grantor's own jud 9 mtni with respect to Borrower's and Grantor's business . AII information supplied ło Lender is for Łender's protection onły and no ołher party is entitled to rely on such informa(ion . There is no duty for Lender to review . inspect . supervise or inform Borrower and Grantor of any maker with respect to Borrower's and Grantor‘s business . Lender and Borrower and Grantor intend that Lender may reasonably rely on all information supplied by Borrower and Grantor to Lender, together with all representations and warranties given by Borrower and Grantor to Lender . without investigation or confirmation by Lender and thai any investigation or failure to investigate will not diminish Lender's right to so rely . Notice of Lender's Breach . Grantor must nolify Lender in writing of any breach of this Agreement or the Related Documents by Lender and any other claim, cause of aclion or offset against Lendor within thirty (30) days after the occurrence of such breach or after lhe accrual of such claim, cause of action or offset . Grantor waives any claim, cause of action or offset for which notice is not given in accordance with Ihis paragraph . Łender is enti(led to rely on any failure Io give such notice . Indemnlflcatłon of Lendor . G‹antor agrees to indemnily, to defend and to save and hołd Lender harmiess from any and ali claims, suiłs, obligations, damages . losses, costs and expenses (including . without limitation . Lender's Lender's reasonable attorneys' fees), demands, liabilities, penalties, fines and forfeitures of any nalure whatsoever that may be asserted against or incurred by Lender, its officers . directors, employees, and agents arising out of, relating Io . or in any manner occasioned by this Agreement and the exercise of lhe rights and remedies granted Lender under this Agreement, as well as by : ( \ ) Ihe ownership, use, operalion, construction, renovation, demolition, preservation, management, repair, condition, or maintenance of any part of the Cdlateral : (2) the exercise of any of Grantor's ‹ights collaterally assigned and pledged to Lender hereunder ; (3) any failure of Grantor to perfom any of its obligations hereunder ; and/or (4) any failure of Grantor to comply with the environmental and ERISA obligations, representations and warranties set forth herein . The foregoing indemnity provisions shall survive the cancellation of this A e‹ eement as to all matters arising or accruing prior Io such cancellation and Ihe foregoing indemnity shall survive ii 1 the event that Lender steals to exercise any of the remedies as provided undec this Agreement following default hereunder . Grantor's indemnity obligations under this section shall not in any way be aPecled by the presence or absence of covering insurance . or by Ihe amount ol such insurance or by the failure or refusal of any insurance carrier io perform any obligation on its part under any insurance policy or policies affecting the Collateral and/or Grantor's business activiues . Should any claim . amion or proceeding be made or brought againsl Lender by reason of any event as lo which Grantor's indemnificalion obligations apply, then, upon Lender's demand, Grantor, at its sole cost and expense, shall defend such claim, aclion or proceeding in Grantor's name, if necessary, by the attorneys for Grantor's insurance carrier (if such claim . action or proceeding is covered by insurance) . or otherwise by such attorneys as Lender snail approve . Lender may also engage its own attorneys at its reasonable discretion to defend Grantor and to assist in its defense and Grantor agrees to pay the fees and disbursements of such attorneys . No Waiver by Lender . Lender shall not be deemed to Itave waived any rights under this Agreement unless such waiver is given in writing and signed by Lender . No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such righl or any olher right . A waiver by Lender of a provision of this Agreement shall not preju 4 ice or consiilute a waiver of Lender's right oiherwise to demand strict compliance with that provision or any ocher provision of this Agreement . No priot waiver by Lender, nor any course of dealing between Lender and Grantor, shall conslitule a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions . Whenever the consent of Lender is required under Ihis Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consenl may be granted or withheld in Ihe sole discretion of Lender . Notices . Any notice required to be given under this Agreement shall be given in writing . and shall be effective when actually delivered, when actually received by lelefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or . if mailed, when deposited in the United States mail, as first dass, certified or registered mail postage prepaid, directed la lhe addresses shown near the beginnin 9 ‹ his Agreement . Any pany may rhange its address for notices under this Agreement by giving formal written nolico to !he other parties, specifying that the purpose of the notice is to change the party's address . For nolice purposes, Grantor agrees to keep Lender informed at all times of Grantor's current address . Unless otherwise provided or required by law, if there is more than one Grantor, any notice given by Lender to any Grantor is deemed to be nolice given to all Granlors . Power of Attorney . Grantor hereby appoints Lender as its true and lawful attomey • in • fact, irrevocably, with full power of substitution to do Ihe following : (1) to demand, collect, receive, receipt for, sue and ‹ecover all sums of money or oiher property which may now or hereafter become due, owing or payable from the Collateral : (2) to execute, sign and endome any and eli claims, instruments, receipts, checks, drafts or warrants issued in payment for the Coilaterol : (3) to settle or compromise any and all daims arising under the Collateral, and in lhe place and stead of Grantor, to execute and deliver its release and settlement for the daim ; and (4) to file any daim or claims or to take any action or institute or lake part in any proceedings, either in ils own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable . This power is given as security for the Indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender . Payment of Interest and Foes . Notwithstanding any oiher provision of this Agreement or any provision of any Related Oocument, Grantor does not agree or inlend to pay, and Lender does not agree or intend to charge . collect . take, reserve or receive (collectively referred to herein as *charge or collect“), any amount in the nature of interest or in the nalure of a (ee for the Indebtedness which would in any way or evenl (indu 4 ing demand, prepayment, or acceleration) cause Lender to contract for . charge or collect more for the Indebtedness ihan the maximum Lender would be permitted to charge or collect by any applicable federal or Texas state law . Any such excess interest or unauthorized fee will, instead of anything slated to Ihe contrary, be applied first to reduce Ihe unpaid principal balance of the Indebtedness, and when the principal I \ as been pai 0 in full, be refunded to Grantor . Severability . If a court of competent jurisdiction finds any provision of this Agreement to be 4 legal . invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance . If feasible, the ollendiog provision shall be considered modified so that it becomes legal . valid and enforceable . If the offending provision cennot be so modified, it shall be considered deleted from tl›is Agreement . Unless otherwise required by law . the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect lhe legality . validity or enforceability of any olher provision of this Agreement . Sole Discretion of Lender . Whenever Lender's consent or approval is required under this Agreement, the dedsion as to whether or not to consent or approve shall be in the sole and exclusive discretion of Lender and Lender's decision shall be final and condusive . Successors and Assigns . Subject to any limitations slated in this Agreement on transfer of Grantor's interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns . If ownership of the Collateral becomes vested in a person olher than Grantor . Lender, without notice to Grantor . may deal wilh Grantor‘s successors wilh reference to this Agreement and the Indebtedness by way of forbearance or oxtension without releasing Grantor from the obligations of this Agreement or liability under the Indebtedness .

Loan No: 8314366 ASSIGNMENT OF DEPOSIT ACCOUNT (Continued) Page 4 Survival of Representations and Warranties . All representations, warranties, and agreements made by Grantor in this Agreement shall survive the execution and delivery of this Agreement, shall be continuing in nature, and shall remain in full force and effect until such time as Borrower‘s Indebtedness shall be paid in full . Time is of the Essence . Time is of the essence in the performance of this Agreement . DEFINITIONS . The following capitalized words and lerms shall have the following meanings when used in this Agreement . Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the Uniled States of America . Words and terms used in lhe singular shall include the plural, alad lhe plural shall include the singular, as the context may require . Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code : Account . The word "Acco Int" means the deposit account(s) described in the "Collateral Description" section . Agreement . The word "Agreement" means this Assignment of Deposit Account, as this Assignment of Deposit Account may be amended or modified from time to time, together with all exhibits and schedules attached to this Assignment of Deposit Account from time to time . Borrower . The word "Borrower" means Olenox Corp . and includes all co - signers and co - makers signing the Note and all their successors and assigns . Collateral . The word "Collateral" means all of Grantor's right, title and interest in and to all the Collateral as described in the Collateral Description section of this Agreement . Event of Default . The words "Event of Default" mean individually, collectively, and interchangeably any of the events of default set forth in this Agreement in the default section of this Agreement . Grantor . The word "Grantor" means Safe and Green Holdings Corp . Guarantor . The word "Guarantor" means any guarantor . surety, or accommodation party of any or all of lhe Indebtedness, and, in each case, Grantor‘s successors, assigns, heirs, personal representatives, executors and administrators of any guarantor, surety, or accommodation party . Guaranty . The word "Guaranty" means the guaranty from Guarantor, or any other guarantor, endorser, surety, or accommodation party to Lender, including without limitation a guaranty of all or part of the Note . Indebtedness . The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents . Specifically, without limitatiur 4 , Indebtedness includes all amounts that may be indirectly secured by the Cross - Collateralization provision of this Agreement . Lender . The word "Lender" means PROSPERITY BANK, its successors and assigns . Note . The word "Note" means the Note dated June 2 , 2025 and executed by Olenox Corp, in the principal amount of 82 , 000 . 000 . 00 , together with all renewals of, extensions of, modifications of, refinancings of, consoliclations of, and substitutions for the note or credit agreement . Property . The word "Property" means all of Grantor's right, title and interest in and to all the Property as described in the "Collateral Description" section of this Agreement . Related Documents . The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instrUments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness . BORROWER AND GRANTOR HAVE READ AN D UNDERSTOOD ALL THE PROVISIONS OF THIS ASSIGNMENT OF DEPOSIT ACCOUNT AND AGREE TO ITS TERMS . THIS AGREEMENT IS DATED JUNE 2 , 2025 . GRANTOR: SAFE AND GREEN HOLDIN GS CORP Michael D. McLaren, President of Safe and Green Holdings Corp BORROWEft: OLENOX CORP. Michael D. McLaren, Director/CEO/President of Olenox Corp.

”2541000O00O0OOO83143660O069O28106O22O25 ƒ CORPORATE RESOLUTION TO GRANT COLLATERAL Officer Account caii / coll Loan No Loan Date Maturity Principal EPH <a / 184 8314366 06 - 02 - 2025 06 - 02 - 2026 52,000,000.00 References in the boxes above are for Lender's use only and do not limit the applicability of this document lo any particular loan Any item above containinq “““”“ has been omiłted due to text length limitations. Corporation: Safe and Green Holdings Corp 1773 Westborough Dr Katy, TX 77494 ł, THE UNDERSIGNED, DO HEREBY CERTIFY THAT: THE CORPORATION'S EXISTENCE. The complete and correct name of the Corporation is Safe and Green Holdings Cofp ("Corpor Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing. and in good standing c virtue of Ihe laws of the State of Delaware. The Corporation is duly authorized to transact business in the State of Texas and all ol which the Corporation is doing business, haviug obtained all necessary filings, governmental licenses and approvals for each state Corporation is doing business. Specifically, Ihe Corporation is, and at all times shnll be, duly qualified as a foreign corporation in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Corporation has If and authority lo own its properties and to transact the business in which it is presently engaged or presently proposes to e Corporation maintains an office at 1773 Weslborough Dr, Kaly, TX 77494. Unless the Corporation has designated otherwise in principal office is the oflice at which the Corporation keeps its books and records. The Corporation will notify Lender prior lo any c location of the Corporation's stale of organization or any change in the Corporation‘s name. The Corporation shall do all things preserve and to keep in full force and effect its existence, rights and privileges. and shall comply wilh ali regułalions, rulcs, ordinant orders and decrees of any governmental or quasi - governmental authority or court applicable to the Corporation and the Corporaiic activities. RESOLUTIONS ADOPTED . At a meeting of Ihe Directors of the Corporation, or if lhe Corporation is a dose corporation having Oireciors then at a meeting of the Corporation's shareholders . duly called and held on Juno 2 , 2025 , at which a quorum was presen or by other duly authorized action in lieu of a n›eetif 1 g . the resolutions set (onh in this Resolution were adopted . BENEFIT TO THE CORPORATION . The granłing of the loan or other financial accommodałions described below from Lcnder to Olen be beneficial to the Corporation, and accordingly is willing io gram collateral to secure the indebtedness of Olenox Corp . to Olonox Corp. 1773 Westborough Dr Katy, TX 77494 Borrower: Lender: PaoSrERlw BANK Congress Banking Center 900 Congress Ave Austin, TX 78701 - 2J37 OFFICERS. The fołlowing named persons are officers of Safe and Green Holdings Corp: NA[vIgS TITLES A \ JTHORIZED , , Michael D. McLaren President y y Patricia A Kaelin Secretary N ACTIONS AUTHORIZED . The authorized person listed above may enter inlo any agreements of any nature with Lender . and thosE will bind the Corporation . Specifically, but without limitation . the authorized person is authorized, empowered, and directed to do i for and on behalf of the Corporation . Grant Security. To mortgage, pledge, transfer, endorse, hypothecale, or otherwise encumber and delive‹ to Lender any prac hereafter bełonging to the Corporation or in the Corporation's real property and all of the Corporalion's personel propony (langibłe or intangibłe), as security for the pay loans, any promissory notes, or any other or further indebtedness of Ołenox Corp. to Łender at any time owing. however the evidenced. Such property may be morlgageJ, pledged. transferred, endorsed, hypothecated or encumbered at the time su obtoined or such indebledness is incurred, or al any other time or times, and may be either in addition to or in lieu of ACTUAL S|Gł'JATURĘS 6/3/2025 theretofore mortgaged, pledged, transferred, endorsed. hypothecated or encumbered. The provisions of this Resolution a relating to Ihe pledge, mortgage. transfer, endorsement, hypolhecalion, granting of a security interest in, or in any way encu assets of like Corporation shałl include, without limitation, doing so in order to lend colłaleral security for the indebtedn hereafter existing, and of any naturo whatsoever, of Olenox Corp . to Lender . The Corporation has considered the value to iłs‹ collateral in support of such indebtedness . and the Corporation represents to Lender ihat the Corporation is benefited by doing • Execute Securiły Documents. To execule and deliver ło Lender the forms of mortgage. deed of trust, pledge agrcement. agreement. and other eecurity agreements and financing slatements which Lender may require and which shall evidence łh conditions under and pursuant to which such liens and encumbrances, or any of them. are given; and also to execułe and deli \ any other wńtten instruments, any chattel paper, or any other cołlaleral, of any kind or nature, which Lender may deem necess in connection with or pertaining to the giving of the liens and encumbrances. Further Acts. To do and perform such other acls and things and to execute and dełlver such olher documents and agreer officer may in his or her discretion deem reasonably necessary or p‹oper in order to carry into effect łhe provisions of this Reso ASSUMED BUSłNE5S NAMES. The Corporation ńas filed o‹ recorJed all documents or filings required by law rełating to ali assun names used by the Corporation. Excluding the name of the Corporation, the following is a complete list of all assumed business i which the Corporałion does business : None . NOTICES TO LENDER . The Corporation will promptly notify Lender in writing at Lender's address shown above (or such olher : Lender may designate from time ło time) prior to any (A) change in the Corporalion's name ; (B) change in the Corporatio business name(s) ; (C) change in the management of tl›e Corporation ; (0) change in like authori • ed signer(s) ; (E) change in the t principal office address; (F) change in the Corporation's state of organization; (G) conversion of the Corporałion to a new or di(fi business enti(y; or (H) change in any other aspect of the Corporation that directły or indireclly relates Io any agreements Corporalion and Lender. No change in the Corporation's name or slale of organization will lake effect until after Lender has received CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS. The officer named ahove is duly elected, appointed, or employed commitments in effect at the time notice is given. Corporation. as łhe case may be. and occupies the position seł opposile his or her respeclive name. This Resolution now stands the books of the Corporalion, is in full force snd effect, and has noł been modiłied or revoked in any manner whatsoever. NO CORPORATE SEAL. The Corporałion has no corporate seał, and Iherefore, no seal is affixed to this Resolułion. CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this R hereby ratified and approved. This Resolution shall be continuing, shałl remain in fułl force and effect and Lender may rely on it notice of its revocation shall have beon delivered to Lender and receipł ackno \ vIedged by Lender in writing at Lender's address sho' such addresses as Lender may designate from time to lime). IN TESTIMONY WHEREOF, I have horeunto set my hand and attest thai the signature set opposite the name łisted above is hie or signature. I have read all the provisions of this Resolution, and I porsonaily and on behalf of tho Corporation certify that all statements and red made in this Resolution are true and correct. Th1s Corporate Resolution to Gran! Collateral is dated June 2, 2025. THIS RESOcunon is oeuvERED UNOER SEAL AND IT IS INTENDED THAT THIS RESOLUTION IS AND SHALL CONSTITUTE ANI EFFECT OF A SGAŁED INSTRUMENT ACCORDING TO LAW. Any such notice shall not affecl any of the Corporation's ac

Loan No: 8314366 CORPORATE RESOLUTION TO GRANT COLLATERAL (Continued) CERTIFIED TO AND ATTESTED BY: 6/5/2025 Patricla A Kaelin, Secretary of Safe and Green Holdings Corp Page 2 /SeaIj NOTE: f the o(cer ƒ gmug chs Aesoluion designaed by |hu |oregoi«g dozmeni a; ole ofle oEce‹s llhonzed to az‹ on lhe CorporaioJs beh€f it is adGsaUe (o |ave (Ws Resoltol

*227600000000000831436600069028106022025* NOTICE OF FINAL AGREEMENT Officer Account cati / colt Loan No Loan Date Maturity Principal EPS 4a/ 784 83]4366 06 - 02 - 2025 06 - 02 - 2026 $2,000,000.00 References in the boxes above are for Lender's use only ‹Ind r!o not limit the applicability of this document to any particular loan c Any item above containing "“*”" has been omitted clue to text length limitations. Borrower: Olenox Corp. 1773 Westborough Dr Katy, TX 77494 Lender: PROSPERiTY BANK Congress Banking Center 900 Congress Ave Austin, TX 78701 - 2437 THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTI MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUEI AGREEMENTS OF THE PARTIES . THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWt PARTIES . As used in this Notice, the following terms leave the following meanings: Loan . The term "Loan" means the following described Ir›an : a non - precomputed Fixed Rale ( 5 . 000% ) Nondisclosable Rev of Credit Loan to a Corporation for $ 2 , 000 , 000 . 00 due en demand and, if no demand, on June 2 , 2026 . Loan Agreement . The term "Loan Agreement" means one or more promises, promissory notes, agreements, undertaking agreements, deeds of trust or other documents, or commitments, or any combination of those actions or documents, reI‹ Loan, including without limitation the following : LOAN DOCUMENTS - Corporate Resolution : Safe and Green Holdings Corp - Promissory Note - TX Commercial Guaranty: Michael D. McLaren - TX A ••'9 n ^ I2 ’ 1 t o f Deposit Account: Collateral owns - USA Patrial Act Disclosure - USA PATRIOT ACT and Green Holdings Corp INFORMATION DISCLOSURE - Disbursement Request and Authorization - Notice of Final Agreement Parties. The term "Parties" means PROSPERITY BANK and any and all entities or individuals who are obligated to repay thE have pledged property as security for lhe Loan, inch ding without limitation the following: Borrower: Olenox Corp. Grantor(s): Safe and Green Holdings Corp Guarantor 1: Michael D. McLaren This Notice of Final Agreement is given by PROSPERITY BANK pursuant to Section 26 . 02 of the Texas Business and Commerci Party who signs below, other than PROSP ERITY BANK, ac knowIedgc s, represents, and warrants to PROSPERITY BANK that it read and understood this Notice of Final Agreement . This Notice is dated June 2 , 2025 . BORROWER: OLENOXCORP. Michael D. McLaren, Director/CEO/President of Olenox Corp. GRANTOR: SAFEANDGREENHOLDlNGSCORP B y. “‘t“% 6/3/2025 Michael u. iVfcLaren, President of Safe and Green Holdings Corp GUARANTOR: Michael D. McLaren, Individually LENDER - PROSPERITY BANK Elliot Hopper, Senior Vice President

TOTAL OF PAYMENTS $2,050,694.49 AMOUNT FINANCED $2,000,000.00 FINANC E CHARGE $50,694.49 APR e 5.069% Initials Officer EPH Account Call coll 4a / 184 Loan No 8314366 Maturity 06 - 02 - 2026 Loan Date 06 - 02 - 2025 Principal $2, 000, 000.00 References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing " "““" has been omitted due to text length limitations. hoc:usi(jn Envelope ID: BF2999A5 - 5733 - 4E2B - B0B5 - 7F9C874CB Bb 9 *22810000000000083143G600069028106022025” LOAN REQUEST SUMMARY Borrower: COLLATERAL Possessory Collateral. TRANSACTION NUMBER: 165891 NOTICE: This Loan Request Summary is for informational purposes only and does not obligate Lender in any way to make this loan or any other loan to Borrower. The fees and charges listed above are estimates only; and, if a loan is made, different or additional fees and Olenox Corp. 1773 Westborough Dr Katy, TX 77494 Lender: PROSPERITY BANK Congress Banking Center 900 Congress Ave Austin, TX 78701 - 2437 REVOLVING LINEOFCREDIT (FixedRate) Interest Rate: Credit insurance: 5.0 00% None In Cash Financed $2,000,000.00 AMOUNT REQUESTED: 0.00 PREPAID FINANCE CHARGES: SECURITY INTEREST CHARGES: 2.00 SOS Fee 15,000.00 Origination Fee $15,002.00 $2,0 00,000.00 NOTE AMOUNT: 365/360 PAYMENT CALCULATION: Interest Meth od: 06 - 02 - 2025 Disbursement Date: 07 - 02 - 2025 First Int Payment Date: 06 - 02 - 2026 Monthly Due Date: Int Payment Period: Payment Schedule . Borrower's payment schedule consists of the following : 11 monthly consecutive payments, beginnin 9 July 2 , 2025 , with interest calcula led on the unpaid principal balances at an interest rate of 5 . 000 % based on a year of 360 days ; and one payment of $ 2 , 004 , 305 . 56 on June 2 , 2026 , with interest calculated on the unpaid principal balances at an interest rate of 5 . 000 % based on a year of 360 days . This estimated final payment is based on the assumption that all payments will be made exactly as scheduled ; the actual final payment will be for all principal and accrued interest not yet paid, together with any other unpaid amounts under the Note . e means estimate h ’’ " ' - ./ir ro Var 4 4 TO 3 C.. „.ri U›iCal ..hun Um TO.5 .. RI ..I! we.,r,irl HARLAND CFiLPL.A. TR 16i8 1 y4b